Exhibit 10.1 SHAREHOLDER AGREEMENT BETWEEN THE BANK OF N.T. BUTTERFIELD & SON LIMITED AND [CROWN] DATED AS OF [●]

-i- Table of Contents Page ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms .............................................................................................1 Section 1.2 Other Defined Terms ...............................................................................................5 ARTICLE II GOVERNANCE Section 2.1 Election and Appointment of Directors ...................................................................8 Section 2.2 Size of Board of Directors .......................................................................................9 Section 2.3 Committee Membership.........................................................................................10 ARTICLE III SHARE OWNERSHIP Section 3.1 Prohibition on Certain Shareholder Actions ..........................................................10 Section 3.2 Voting ....................................................................................................................11 Section 3.3 Certain Company Actions ......................................................................................12 Section 3.4 Share Repurchases .................................................................................................12 Section 3.5 Company Offerings ................................................................................................12 ARTICLE IV TRANSFERS Section 4.1 General Transfer Restrictions ................................................................................13 Section 4.2 Permitted Transfers ................................................................................................13 Section 4.3 Legend on Securities ..............................................................................................14 ARTICLE V REGISTRATION RIGHTS Section 5.1 Shelf Registration...................................................................................................15 Section 5.2 Demand Registrations ............................................................................................16 Section 5.3 Inclusion of Other Shares of Ordinary Shares; Priority .........................................17 Section 5.4 Piggyback Registrations.........................................................................................18 Section 5.5 Holdback Agreements ............................................................................................19 Section 5.6 Suspensions ............................................................................................................20 Section 5.7 Registration Procedures .........................................................................................21 Section 5.8 Participation in Underwritten Offerings ................................................................25

-ii- Section 5.9 Registration Expenses ............................................................................................25 Section 5.10 Indemnification; Contribution ...............................................................................26 Section 5.11 Rule 144 Compliance .............................................................................................28 Section 5.12 Termination of Registration Rights .......................................................................29 ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.1 Representations and Warranties of the Company ..................................................29 Section 6.2 Representations and Warranties of the Shareholder ..............................................30 ARTICLE VII TAX MATTERS Section 7.1 Certain Canadian Tax Matters ...............................................................................31 Section 7.2 Tax Treatment ........................................................................................................31 ARTICLE VIII MISCELLANEOUS Section 8.1 Conflicting Agreements .........................................................................................32 Section 8.2 Effectiveness ..........................................................................................................32 Section 8.3 Ownership Information ..........................................................................................32 Section 8.4 Termination ............................................................................................................32 Section 8.5 Amendment ............................................................................................................32 Section 8.6 Extension; Waiver ..................................................................................................32 Section 8.7 Expenses ................................................................................................................33 Section 8.8 Notices ...................................................................................................................33 Section 8.9 Interpretation ..........................................................................................................34 Section 8.10 Counterparts ...........................................................................................................34 Section 8.11 Entire Agreement ...................................................................................................34 Section 8.12 Waiver of Jury Trial ...............................................................................................34 Section 8.13 Governing Law; Jurisdiction..................................................................................34 Section 8.14 Assignment; Third-Party Beneficiaries..................................................................35 Section 8.15 Specific Performance .............................................................................................35 Section 8.16 Severability ............................................................................................................35 Section 8.17 Delivery by Electronic Transmission.....................................................................35

SHAREHOLDER AGREEMENT This Shareholder Agreement is dated as of [●], by and between The Bank of N.T. Butterfield & Son Limited, a local company limited by shares incorporated under the laws of Bermuda (with registration number 2106) (the “Company”), and [Crown], [•] (the “Shareholder”).1 WHEREAS, the Company, the Shareholder and Crown (Cayman) Investments Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Shareholder, are party to a Share Purchase Agreement, dated as of May 27, 2026 (as it may be amended, supplemented, restated or modified from time to time, the “Purchase Agreement”); WHEREAS, pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Shareholder will be a Beneficial Owner of Ordinary Shares as of the Closing Date (each as defined herein); and WHEREAS, the Shareholder and the Company desire to enter into an agreement with respect to the Shareholder’s ownership of Ordinary Shares. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings: “10% Fall-Away Date” means the first date following the Closing Date on which the Shareholder’s Ownership Percentage ceases to be ten percent (10%) or greater. “15% Fall-Away Date” means the first date following the Closing Date on which the Shareholder’s Ownership Percentage ceases to be fifteen percent (15%) or greater. “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither the Company nor any of its Subsidiaries shall be deemed to be a Subsidiary or Affiliate of the Shareholder solely by virtue of the Beneficial Ownership by the Shareholder of Ordinary Shares or any other action taken by the Shareholder in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth on such Person in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). “Activist Shareholder” means, as of the date of any applicable Transfer, any Person who is an institutional investor that is identified on the most recently available “SharkWatch 50” 1 Note to Draft: Shareholder entity to be determined.

-2- list or, if “SharkWatch 50” is no longer available, the then-prevailing comparable list, as reasonably agreed by the Parties, as of such date. “Agreement” means this Shareholder Agreement as it may be amended, supplemented, restated or modified from time to time. “Bank Act” means the Bank Act (Canada) (1991, c. 46). “Beneficial Ownership” means ownership by a Person of any securities including ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Commission under the Exchange Act; provided that for purposes of determining Beneficial Ownership under this Agreement, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any Group of which such Person or its Affiliates is or becomes a member. The terms “Beneficially Own” and “Beneficial Owner” shall have correlative meanings. “BMA” means the Bermuda Monetary Authority. “Board of Directors” means the Board of Directors of the Company. “Business Combination” means (i) a merger, amalgamation, scheme or plan or arrangement, consolidation or similar transaction or series of related transactions involving the Company and a third party (including by way of tender offer or exchange offer), (ii) a sale of a material portion of the assets of the Company and its Subsidiaries to a third party or (iii) an acquisition by the Company or its Subsidiaries of any business or assets of a third party. “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in Bermuda or the State of New York generally are authorized or required by Law or other governmental actions to close. “Canadian Tax Act” means the Income Tax Act (Canada), as amended (including, without limitation, the equivalent legislation of any province or territory in Canada). “Commission” means the United States Securities and Exchange Commission, or any successor Governmental Authority. “Company Entities” means the Company and its Subsidiaries.

-3- “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of Ordinary Shares, as trustee or executor, by contract or any other means, or otherwise to control such Person within the meaning of such term as used in Rule 405 under the Securities Act. “Controlling Person” means, with respect to any Person, a “controlling person” of such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or any successor statute and related rules and regulations). “Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither the Shareholder nor any of its Affiliates shall be deemed to be a member of a Group with the Company or its Subsidiaries solely by virtue of the existence of this Agreement or any action taken by a party hereto or any of its Affiliates which is expressly required or contemplated by the terms of this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). “Holder” means the Shareholder and any Affiliate Transferee that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A, in each case to the extent such Affiliate Transferee is a holder or Beneficial Owner of Registrable Securities. “Ordinary Shares” means ordinary shares of the Company, par value BD$0.01 per share, and any securities issued in respect thereof, or in substitution therefor, whether by the Company or any other Person, in connection with any Reorganization. “Ownership Percentage” means, with respect to any Person, at any time, the quotient, expressed as a percentage, of (i) the number of Ordinary Shares Beneficially Owned by such Person and its Affiliates divided by (ii) the sum of the total number of outstanding Ordinary Shares. “Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented, and including all material incorporated by reference in such prospectus or prospectuses. “Registrable Securities” means, at any time, any Ordinary Shares held or Beneficially Owned by any Holder, any Ordinary Shares issued or issuable to any Holder with respect to such shares by way of a stock dividend or stock split or in exchange for or upon

-4- conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, Business Combination or Reorganization; provided, however, that as to any particular Registrable Securities, such shares shall cease to constitute Registrable Securities upon the earlier of (a) if and when such shares have been Transferred to a third party pursuant to the Shelf Registration Statement or Rule 144 and (b) the Termination Date. “Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement. “Relevant Exchange” means the New York Stock Exchange, the Bermuda Stock Exchange and any other securities exchanges in which the Ordinary Shares are then listed or quoted for trading. “Reorganization” means (i) a capital reorganization transaction (whether structured as a contribution, merger, conversion, consolidation, recapitalization or otherwise) in which holders of Ordinary Shares, directly or indirectly, exchange all of their Ordinary Shares for substantially similar equity securities of a newly formed holding company or (ii) a stock split, share subdivision or consolidation, bonus issue, dividend or combination, or any reclassification, recapitalization, merger, amalgamation, consolidation, exchange or other similar reorganization of Ordinary Shares. “Rule 144” means Rule 144 under the Securities Act or any successor rule thereto. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or any successor statute and related rules and regulations). “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes (to the extent payable by the seller) applicable to the sale of Registrable Securities. “Subsidiary” means, with respect to any Person, any other Person, including a corporation, joint venture, a general or limited partnership or a limited liability company, (i) in which such first Person, directly or indirectly through one or more subsidiaries, at the time owns at least 50% of the ownership interests entitled to vote in the election of directors, managing partners, managers or trustees thereof (or other Persons performing such functions), or (ii) where such first Person acts as the general partner, managing member, trustee (or Persons performing similar functions) of such other Person. “Transfer” means, directly or indirectly, to (i) offer for sale, sell, short sell, transfer, tender, pledge, encumber, assign or otherwise dispose of any Ordinary Shares, (ii) enter into or acquire a derivative contract with respect to any Ordinary Shares, enter into or acquire a futures or forward contract to deliver any Ordinary Shares or enter into any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction that has or reasonably would be

-5- expected to have the effect of changing, limiting, arbitraging or reallocating the economic benefits and risks of ownership of any Ordinary Shares, or (iii) otherwise enter into any contract, option or arrangement or understanding with respect to any of the activities described in clause (i) or (ii) with respect to any Ordinary Shares. “Underwritten Offering” means a registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement. Section 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the page numbers set forth below:

-6- INDEX OF DEFINED TERMS Page 10% Fall-Away Date....................................................................................................................... 1 13D Filer ....................................................................................................................................... 11 15% Fall-Away Date....................................................................................................................... 1 Activist Shareholder........................................................................................................................ 2 Affiliate ........................................................................................................................................... 1 Affiliate Transferee ....................................................................................................................... 13 Agreement ....................................................................................................................................... 2 Audit Committee ........................................................................................................................... 10 Bank Act ......................................................................................................................................... 2 Beneficial Owner ............................................................................................................................ 2 Beneficial Ownership...................................................................................................................... 2 Beneficially Own ............................................................................................................................ 2 BMA ............................................................................................................................................... 2 Board of Directors........................................................................................................................... 2 Business Combination .................................................................................................................... 2 Business Day ................................................................................................................................... 2 Chosen Courts ............................................................................................................................... 35 Commission .................................................................................................................................... 2 Company ......................................................................................................................................... 1 Company Indemnified Person....................................................................................................... 26 control ............................................................................................................................................. 3 Controlling Person .......................................................................................................................... 3 Covered Transaction ..................................................................................................................... 14 Demand Registration .................................................................................................................... 16 Demand Registration Request....................................................................................................... 16 Demand Registration Threshold ................................................................................................... 17 Eligible Offering ........................................................................................................................... 12 Exchange Act .................................................................................................................................. 3 First Release Date ......................................................................................................................... 13 Group .............................................................................................................................................. 3 Holder ............................................................................................................................................. 3 Lockup End Date .......................................................................................................................... 13 Ordinary Shares .............................................................................................................................. 3 Ownership Percentage .................................................................................................................... 3 Piggyback Registration ................................................................................................................. 18 Piggyback Shelf Registration Statement ....................................................................................... 18 Piggyback Shelf Takedown .......................................................................................................... 18 Prospectus ....................................................................................................................................... 3 Purchase Agreement ....................................................................................................................... 1 Registrable Securities...................................................................................................................... 3 Registration Expenses ................................................................................................................... 25 Registration Statement .................................................................................................................... 4

-7- Relevant Exchange.......................................................................................................................... 4 Reorganization ................................................................................................................................ 4 Replacement Nominee .................................................................................................................... 8 Rule 144 .......................................................................................................................................... 4 Securities Act .................................................................................................................................. 4 Selling Expenses ............................................................................................................................. 4 Service Requirements ..................................................................................................................... 9 Shareholder ..................................................................................................................................... 1 Shareholder Director ....................................................................................................................... 8 Shareholder Indemnified Person ................................................................................................... 26 Shareholder Nominees .................................................................................................................... 8 Shelf Registration.......................................................................................................................... 15 Shelf Registration Statement......................................................................................................... 15 Shelf Takedown ............................................................................................................................ 15 Suspension .................................................................................................................................... 20 Transaction Shares ........................................................................................................................ 13 Transfer ........................................................................................................................................... 4 Underwritten Offering .................................................................................................................... 5 Underwritten Shelf Takedown ...................................................................................................... 16 Underwritten Shelf Takedown Notice .......................................................................................... 16 Any other capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Purchase Agreement.

-8- ARTICLE II GOVERNANCE Section 2.1 Election and Appointment of Directors. (a) Subject to the satisfaction of the Service Requirements, effective as of the Closing, the Company shall appoint two Shareholder Directors (as defined below) to the Board of Directors, which are referred to as the initial Shareholder Directors. Each initial Shareholder Director shall serve for a term beginning on the Closing Date and expiring at the next annual general meeting of the Company’s shareholders following the Closing Date (or until their office is earlier vacated in accordance with the Company’s Organizational Documents and applicable Law). Following the Closing Date and until the occurrence of the 10% Fall-Away Date, at any annual or special general meeting of the Company’s shareholders at which directors are to be elected, the Shareholder shall have the right to designate one or two Shareholder Nominees in accordance with Section 2.1(b). (b) Subject at all times to the satisfaction of the Service Requirements and the applicable requirements or directive of any Governmental Authority, the Shareholder shall have (i) prior to the 15% Fall-Away Date, the right to designate in writing two individuals to be elected or nominated by the Company to the Board of Directors (each such individual, a “Shareholder Nominee” and, if elected to the Board of Directors, each a “Shareholder Director”) and (ii) prior to the 10% Fall-Away Date, the right to designate in writing one Shareholder Nominee. (c) The Company shall include each Shareholder Nominee in the Company’s slate of nominees for election at each annual and special general meeting of the Company’s shareholders at which directors are elected and use reasonable best efforts to cause the election of such Shareholder Nominee to the Board of Directors, including by (i) recommending that the holders of Ordinary Shares vote in favor of such Shareholder Nominee(s) and (ii) supporting the Shareholder Nominee(s) (including via solicitation of proxies) in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate. (d) In the event a Shareholder Nominee fails to be elected to the Board of Directors following any annual or special general meeting of the Company’s shareholders at which the Shareholder Nominee stood for election but was nevertheless not elected, the Shareholder will identify within ninety (90) days a replacement Shareholder Nominee (a “Replacement Nominee”) who satisfies the Service Requirements and, upon identification of such Replacement Nominee, the Company will appoint such Replacement Nominee to fill the vacancy on the Board of Directors caused by such failure of the Shareholder Nominee to be elected. (e) Upon the occurrence of the 15% Fall-Away Date, at the written request of the Board of Directors, in the event that there are two (2) Shareholder Directors at such time, one (1) Shareholder Director shall immediately resign (such selection to be made by the Shareholder in its sole discretion), and the Shareholder shall cause such Shareholder Director immediately to resign from the Board of Directors effective as of the 15% Fall-Away Date. Upon the occurrence of the 10% Fall-Away Date, at the written request of the Board of Directors, each Shareholder Director shall immediately resign, and the Shareholder shall cause each such Shareholder Director

-9- to immediately resign from the Board of Directors effective as of the 10% Fall-Away Date, and the Shareholder shall no longer have any rights under this Section 2.1. (f) The Company’s obligations to have any Shareholder Nominee elected to the Board of Directors or nominate any Shareholder Nominee for election as a director at any annual or special general meeting of the Company’s shareholders pursuant to this Section 2.1, as applicable, shall, in each case, be subject to (i) such Shareholder Nominee’s satisfaction of all requirements regarding service as a director of the Company under applicable Law (including the receipt of a non-objection from the BMA and, solely to the extent required by the applicable Laws of Bermuda, that such Shareholder Nominee (A) is believed by the Shareholder to be suitably qualified and to possess relevant professional experience, skills and competence to perform the duties of a director of the Company, taking into account the nature of the Company's business and regulatory status; (B) is of good standing and integrity and is not subject to any ongoing investigation, enforcement action or proceeding by any Governmental Authority that would reasonably be expected to affect such person's fitness or propriety to act as a director; (C) has not been convicted of, or entered a guilty or no contest plea in respect of, any offence involving fraud, dishonesty, moral turpitude or financial crime, or any other offence which would reasonably be considered relevant to an assessment of that person’s fitness and propriety to act as a director of the Company and (D) is not subject to any restriction, prohibition or disqualification from acting as a director under the applicable Laws of Bermuda) and all other criteria and qualifications for service as a director under the applicable rules of any Relevant Exchange and as included in the Company’s corporate governance policies and practices that have been made available or disclosed to the Shareholder as of the date of the Purchase Agreement and that are applicable to all directors of the Company (including such Shareholder Nominee’s submission of responses to a customary directors and officers questionnaire from the Company and the Company conducting inquiries into the background, qualifications and potential conflicts of interest of such Shareholder Nominee, in each case consistent with past practice) and (ii) any necessary or appropriate approvals of any Governmental Authority or Regulatory Agency (clauses (i) and (ii), the “Service Requirements”). (g) In the event of the death, disability, resignation or removal of any Shareholder Director (other than resignation pursuant to Section 2.1(e)), the Shareholder, if it is entitled to designate one or more directors pursuant to this Section 2.1, may designate a Shareholder Nominee to replace such Shareholder Director and, subject to such Shareholder Nominee meeting the Service Requirements, the Company shall use its reasonable best efforts to cause such Shareholder Nominee to promptly fill such resulting vacancy. (h) The Company shall indemnify the Shareholder Directors and provide the Shareholder Directors with director and officer insurance to the same extent as the Company indemnifies and provides such insurance to other members of the Board of Directors, pursuant to the Company’s Organizational Documents. Section 2.2 Size of Board of Directors. (a) Subject to Section 2.2(b), following the Closing Date and until the 10% Fall-Away Date, without the prior written consent of the Shareholder, the entire Board of Directors (i.e., the number of directors, assuming no vacancies) shall be comprised of not more than twelve (12) directors.

-10- (b) Notwithstanding the foregoing, the size of the Board of Directors may be expanded to add additional directors following the Closing Date and until the 10% Fall-Away Date if and to the extent approved by the Board of Directors and under the Company’s Organizational Documents either (i) in connection with a direct or indirect material acquisition of a third party by the Company or in connection with a material capital raising by the Company or (ii) as otherwise agreed in writing by the parties, provided that in no event shall the total number of directors exceed the maximum number permitted under the Company's Organizational Documents as in effect from time to time. Section 2.3 Committee Membership. Until the 10% Fall-Away Date, any Shareholder Director(s) shall have the right to serve on the Risk Policy & Compliance Committee of the Board of Directors and the same right to serve on the other committees of the Board of Directors as is afforded to the Company’s other non-executive directors, subject to such Shareholder Nominee’s satisfaction of applicable Service Requirements (which, for the avoidance of doubt, shall for purposes of this Section 2.3 also include any requirements contemplated by those requirements listed in Section 2.1(f) that are relevant specifically to committee membership, including director independence); provided that, to the extent any Shareholder Director does not serve on the Audit Committee of the Board of Directors (the “Audit Committee”), such Shareholder Director shall be invited to attend meetings of the Audit Committee (solely in an observer capacity). ARTICLE III SHARE OWNERSHIP Section 3.1 Prohibition on Certain Shareholder Actions. Until the 10% Fall-Away Date, the Shareholder shall not, and shall cause its Affiliates not to and shall not permit its and their Representatives acting on their behalf to (and the Shareholder and its Affiliates will not assist, form or become a member of any a group within the meaning of Section 13(d)(3) of the Exchange Act, act in concert or participate with or encourage other Persons to), directly or indirectly: (a) acquire or offer to acquire, seek, propose or agree to acquire, by means of a purchase, tender or exchange offer, Business Combination, or in any other manner, Beneficial Ownership of Ordinary Shares to the extent that, as a result of such transaction, (i) the amount of Ordinary Shares Beneficially Owned by the Shareholder and its Affiliates would exceed 24.9% of the number of outstanding Ordinary Shares; or (ii) the Shareholder or its Affiliates would be deemed to “control” the Company for purposes of the Bank Act; (b) seek or propose to advise, change or control the management, the Board of Directors, governing instruments or policies or affairs of the Company or any of its Affiliates or any form of restructuring, recapitalization or similar transaction with respect to the Company or any Subsidiary of the Company, including by (A) means of a solicitation of proxies (as such term is defined in Rule 14a-1 under the Exchange Act), (B) knowingly seeking to advise or direct the vote of any holder of voting securities of the Company or its Affiliates or (C) making a request to amend or waive any provision of this Section 3.1; (c) agree with any third party with respect to the voting of any voting securities of the Company or any of its Subsidiaries, or otherwise entering into any voting trust or voting

-11- agreement with any third party with respect to any such voting securities (other than to the Company or a Person specified by the Company in a proxy card provided to shareholders on or behalf of the Company); (d) requisition or seek to call any special general meeting of shareholders of the Company, propose any members’ resolution, circulate any statement with respect to any matter referred to in a proposed resolution or the business to be dealt with at any meeting of the shareholders (including pursuant to section 79(1) of the Bermuda Companies Act 1981) or engage in the solicitation of any written consent or proxy of shareholders regarding any of the foregoing; (e) knowingly Transfer its Ordinary Shares to (A) any one Person (or group of related Persons) if such Transfer would, to Purchaser’s knowledge, result in such Person (or group of related Persons) being required to make a filing on Schedule 13D in respect of its Beneficial Ownership of Ordinary Shares (such Person (or group of related Persons), a “13D Filer”) or (B) an Activist Shareholder; provided that the foregoing shall not prohibit Transfers to, or through, any Person who is acting as an underwriter, agent or similar function in connection with a public or private offering of securities (or restrict the subsequent Transfers by any such Person in connection with such offering); or (f) make any public disclosure, or take any action that could reasonably be expected to require either party to make a public disclosure, with respect to any of the matters set forth in this Section 3.1. Notwithstanding anything to the contrary in this Agreement, this Section 3.1 shall in no way (x) limit the activities of any Shareholder Director taken in good faith solely in his or her capacity as a director of the Company, (y) limit or restrict the right or ability of the Shareholder to exercise its rights under this Agreement (including, without limitation, the right to Transfer Ordinary Shares as permitted under Article IV) or the exercise by the Shareholder of its right to vote Ordinary Shares with respect to any matter (other than as set forth in clause (a) or (d) above)) or (z) the Shareholder’s and its Subsidiaries’ performance of broker-dealer, investment banking, advisory, asset management or commodities services or activities, so long and to the extent that the Shareholder or such applicable Subsidiary (I) is acting in the ordinary course of its business, (II) institutes customary confidentiality screens and protections with respect to any confidential or nonpublic information of the Company received by the Shareholder and in no event is such confidential or nonpublic information used by the Shareholder or any of its employees or shared with any third party in connection with such activities, and (III) is not otherwise acting for the purpose of circumventing the restrictions contained herein. Section 3.2 Voting. Until the 10% Fall-Away Date, at each annual or special general meeting of the shareholders of the Company and at every postponement or adjournment thereof, the Shareholder shall take such action as may be required so that all of the Ordinary Shares Beneficially Owned by the Shareholder (together with its Affiliates) and entitled to vote at such meeting of shareholders are voted in the same manner as recommended by the Board of Directors, other than (i) with respect to any amendment (including by any restatement or supplement thereof) to the Company’s Organizational Documents, (ii) the approval (or non-approval) or adoption (or non-adoption) of, or other proposal directly related to, any Business Combination (including any proposed issuances of Ordinary Shares or other equity securities of the Company in connection

-12- with such Business Combination) or any proposed issuance of Ordinary Shares or other equity securities of the Company in connection with a capital raise or (iii) any material change to existing businesses of the Company and its Subsidiaries. Section 3.3 Certain Company Actions. Subject to applicable Law and the requirements or directives of any Governmental Authority, (i) the Company shall reasonably notify and consult with the Shareholder in advance of taking any action that would reasonably be expected to result in an involuntary increase of the Shareholder’s Ownership Percentage (provided that the Company’s obligations pursuant to this clause (i) relating to share repurchases shall be as set forth pursuant to Section 3.4, to the extent any arrangement is implemented as contemplated thereunder and, if no such arrangement is implemented, use reasonable efforts to give notice of and allow the Shareholder the opportunity to participate in any planned share repurchases), (ii) without the Shareholder’s prior written consent, the Company shall not take any action that would reasonably be expected to result in an involuntary increase of the Shareholder’s Ownership Percentage to above 24.9%, and (iii) until the termination of this Agreement, neither the Company nor the Shareholder shall take any action that would reasonably be expected to cause the Shareholder or its Affiliates to “control” the Company for purposes of the Bank Act. Section 3.4 Share Repurchases. At the appropriate time (such time being reasonably in advance of when the Company intends to commence any repurchases of Ordinary Shares following the Closing), the parties will cooperate in good faith to develop and implement an arrangement under which the Shareholder will, following the Closing Date and continuing until the 10% Fall- Away Date, (a) have the opportunity (but not the obligation) to participate in any repurchases by the Company of any portion of its Ordinary Shares on a basis that is pro rata based on the percentage of outstanding Ordinary Shares owned by the Shareholder and its Affiliates as of immediately prior to such repurchase and at a price equivalent to the price paid by the Company in connection with any such repurchase to other holders of Ordinary Shares, or (b) if participation by the Shareholder in any such repurchase is not administratively feasible, to have a periodic “true- up” right to sell back to the Company the number of Ordinary Shares it would have been entitled to sell in such repurchase, in each case, subject to such process, terms and conditions as the parties may mutually agree as part of such arrangement. In the event that a “true-up” right is agreed between the parties, the parties will cooperate in good faith to develop and implement an arrangement for any such “true-up,” including regular notifications and repurchases based on thresholds and at intervals to be agreed in good faith between the parties. Section 3.5 Company Offerings. Until the 10% Fall-Away Date, the Shareholder shall have the right to designate a nationally recognized investment banking firm, which may include the capital markets division of the Shareholder or its Affiliates, to serve as a bookrunner or co- manager on any underwritten equity, equity-linked or debt (excluding commercial bank debt) offerings of the Company, or any successor to or any Subsidiary of the Company, for which the Company retains the service of an underwriter, agent, advisor, finder or other Person serving in a similar capacity in connection with such offering (an “Eligible Offering”), it being understood that such bookrunner or co-manager shall receive (x) a commercially reasonable allocation of Registrable Securities in respect of such Underwritten Offering taking into account its role in such Underwritten Offering and (y) commercially reasonable compensation for its services taking into account such allocation and the compensation received by other underwriter(s). In furtherance of the foregoing, until the 10% Fall-Away Date, the Company shall provide reasonable advance

-13- notice to the Shareholder of any contemplated Eligible Offering to allow the Shareholder to exercise (or decline to exercise) such designation right. ARTICLE IV TRANSFERS Section 4.1 General Transfer Restrictions. The right of the Shareholder and its Affiliates to Transfer any Beneficially Owned Ordinary Shares issued as Share Consideration to the Shareholder at the Closing pursuant to the Purchase Agreement is subject to the restrictions set forth in this Article IV, and no Transfer of Beneficially Owned Ordinary Shares by the Shareholder or any of its Affiliates may be effected except in compliance with this Article IV. Any attempted Transfer in violation of this Article IV and the other terms and conditions of this Agreement shall be of no effect and shall be null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and shall not be recorded in the register of members of the Company (including any branch register) or in any other manner. Section 4.2 Permitted Transfers. A Holder may Transfer Beneficially Owned Ordinary Shares as follows: (i) on or after the date that is three (3) months after the Closing Date (the “First Release Date”), twenty-five percent (25%) of the Ordinary Shares issued as Share Consideration to the Shareholder at the Closing pursuant to the Purchase Agreement (the “Transaction Shares”) shall become Transferrable without restriction under this Agreement, other than in any Covered Transaction; (ii) thereafter, an additional twenty-five percent (25%) of the Transaction Shares shall become Transferrable without restriction under this Agreement from and after each date that is six (6) months from the First Release Date, in three equal twenty-five percent (25%) increments of Transaction Shares, such that eighteen (18) months after the First Release Date (the “Lockup End Date”), all Transaction Shares shall be Transferrable without restriction under this Agreement, in each case other than in any Covered Transaction; or (iii) (A) at any time (and in any amount), to an Affiliate of the Shareholder which agrees in writing with the Company to be bound by this Agreement as fully as if it were an initial signatory hereto (an “Affiliate Transferee”), (B) pursuant to a Business Combination or Reorganization, (C) to the Company and (D) to the extent required by applicable Law or directed in writing by a Governmental Authority or Regulatory Agency of competent authority. For purposes of this Agreement, a “Covered Transaction” means a Transfer by the Holder that is a privately negotiated transaction (or series of related transactions, and excluding any Transfers to, or through, any Person who is acting as an underwriter, agent or similar function in connection with a public or private offering of securities and any subsequent Transfers by any such Person in connection with such offering) to a Person (or group of related Persons) that will be a 13D Filer after giving effect to such Transfer, other than with the prior written approval of

-14- the Board of Directors (upon reasonable notice), which approval shall not be unreasonably delayed, conditioned or withheld. Section 4.3 Legend on Securities. (a) Each certificate or book-entry notation representing Ordinary Shares Beneficially Owned by the Shareholder or its Affiliates shall bear the following legend: THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SUCH ACT AND SUCH LAWS. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR OTHER TRANSFER OTHERWISE COMPLIES WITH THE SECURITIES ACT OF 1933 AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN A CERTAIN SHAREHOLDER AGREEMENT DATED AS OF [●], BY AND BETWEEN THE BANK OF N.T. BUTTERFIELD & SON LIMITED[ (THE “COMPANY”) AND [CROWN], AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “AGREEMENT”), COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. (b) Upon any acquisition by the Shareholder or its Affiliates of additional Ordinary Shares, the Holder shall, or shall cause such Affiliate(s) to, submit any certificates representing such Ordinary Shares to the Company so that the legend required by Section 4.3(a) may be placed thereon (if not so endorsed upon issuance). (c) The Company may make a notation on its records or give instructions to any transfer agents or registrars for Ordinary Shares in order to implement the restrictions on Transfer set forth in this Agreement. (d) At the request of the Shareholder, upon delivery to the Company of a legal opinion of the Shareholder’s counsel, in form and substance reasonably acceptable to the Company, to the effect that the legend in Section 4.3(a) is no longer required under the Securities Act and any applicable securities laws of any state or other jurisdiction, the Company agrees that it will, promptly after the delivery of such opinion cause to be removed any such legend in the Company’s stock records (or in the event that such Ordinary Shares are certificated, promptly after the delivery of such Ordinary Shares to the Company or its transfer agent deliver or cause to be delivered replacement stock certificates free of such legend).

-15- ARTICLE V REGISTRATION RIGHTS Section 5.1 Shelf Registration. (a) Filing. If requested by the Shareholder, as promptly as practicable following such request (and no later than sixty (60) days following such request), the Company shall prepare and file with the SEC a Registration Statement on Form F-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act. At any time, to the extent any existing effective “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of the Company may be used to effect a Shelf Takedown (as defined below), such existing effective automatic shelf registration statement shall be deemed to satisfy the Company’s obligation under this Section 5.1(a) and shall otherwise be considered the Shelf Registration Statement for purposes of this Agreement. (b) Effectiveness. The Company shall use its reasonable best efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 5.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining, this Agreement is terminated in accordance with its terms or the Company is no longer eligible to maintain a Shelf Registration Statement, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement. (c) Additional Registrable Securities; Additional Selling Shareholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder of Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Holder be added as a selling shareholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Holder. (d) Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”); provided, that any Shelf Takedown that is an Underwritten Shelf Takedown shall be subject to Section 5.1(e). A Holder shall give the Company prompt written notice of the consummation of a Shelf Takedown.

-16- (e) Underwritten Shelf Takedowns. A Holder intending to effect a Shelf Takedown shall be entitled to request, by written notice to the Company (an “Underwritten Shelf Takedown Notice”), that the Shelf Takedown be an Underwritten Offering (an “Underwritten Shelf Takedown”). The Underwritten Shelf Takedown Notice shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Underwritten Shelf Takedown and the intended method of distribution. The Company shall not be required to facilitate an Underwritten Shelf Takedown unless the expected aggregate gross proceeds from such offering are at least US$75,000,000 (without regard to any underwriting discount or commission), and shall not be required to effect more than two (2) Underwritten Shelf Takedowns or Demand Registrations in any twelve (12) month period. At the request of a Holder, an Underwritten Shelf Takedown may be conducted in a manner known as a “block trade,” “overnight block trade” or “bought deal” and, in such case, the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as two Business Days after the date it commences). (f) Selection of Underwriters. The Holder requesting an Underwritten Shelf Takedown shall have the right to select one (1) or more nationally recognized investment banking firm(s), which may include the capital markets division of the Shareholder or its Affiliates, to serve as managing underwriter(s) and one or more additional underwriters. In a marketed Underwritten Offering that is not a “block trade,” “overnight block trade” or “bought deal,” the Company shall have the right to select two additional nationally recognized investment banking firms to serve as bookrunners (it being understood that such bookrunners will receive (x) a commercially reasonable allocation of Registrable Securities in respect of such Underwritten Offering taking into account their respective roles in such Underwritten Offering and (y) commercially reasonable compensation for their services taking into account such allocation and the compensation received by other underwriter(s)). Section 5.2 Demand Registrations. (a) Right to Demand Registrations. If, at any time following the three (3) month anniversary of the Closing Date, the Company is no longer eligible to use a Shelf Registration Statement, a Holder may, by providing written notice to the Company, request to sell all or part of the Holder’s Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”). Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an Underwritten Offering. As promptly as practicable and no later than forty-five (45) days after receipt of a Demand Registration Request, the Company shall register all Registrable Securities that have been requested to be registered in the Demand Registration Request. The Company shall use its reasonable best efforts to cause the Registration Statement filed pursuant to this Section 5.2(a) to be declared effective by the Commission or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. The Company shall not be required to effect a Demand Registration (x) unless the expected aggregate gross proceeds from the offering of the Registrable Securities to be registered in connection with such Demand Registration are at least US$75,000,000 (without regard to any underwriting discount or commission) (the “Demand Registration Threshold,”) or (y) within sixty (60) days following the effective date of a

-17- Registration Statement relating to a previous Demand Registration. The Company shall not be required to effect more than two (2) Demand Registrations or Underwritten Shelf Takedowns in any twelve (12) month period. (b) Withdrawal. A Holder may, by written notice to the Company, withdraw the Registrable Securities of such Holder from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notices from all applicable Holders to such effect, or if such withdrawal reduces the aggregate offering price for the offering of the Registrable Securities to be registered in connection with such Demand Registration below the Demand Registration Threshold, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement. (c) Selection of Underwriters. If a Demand Registration is an Underwritten Offering, the Holder requesting such Demand Registration shall have the right to select one or more nationally recognized investment banking firm(s), which may include the capital markets division of the Shareholder or its Affiliates, to serve as managing underwriter(s) and one or more additional underwriters. In a marketed Underwritten Offering that is not a “block trade,” “overnight block trade” or “bought deal,” the Company shall have the right to select two additional nationally recognized investment banking firms to serve as bookrunners (it being understood that such bookrunners will receive (x) a commercially reasonable allocation of Registrable Securities in respect of such Underwritten Offering taking into account their respective roles in such Underwritten Offering and (y) commercially reasonable compensation for their services taking into account such allocation and the compensation received by other underwriter(s)). Section 5.3 Inclusion of Other Shares of Ordinary Shares; Priority. The Company shall not include in any Demand Registration or Shelf Takedown any securities that are not Registrable Securities without the prior written consent of the Holder(s) of the Registrable Securities participating in such Demand Registration or Shelf Takedown (such consent not to be unreasonably withheld, conditioned or delayed). If a Demand Registration or Shelf Takedown involves an Underwritten Offering and the managing underwriters of such offering advise the Company and the Holders in writing that, in their opinion, the number of Ordinary Shares proposed to be included in such Demand Registration or Underwritten Shelf Takedown exceeds the number of Ordinary Shares that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration or Underwritten Shelf Takedown: (i) first, the Registrable Securities proposed to be sold by the Holders in such offering; and (ii) second, any Ordinary Shares proposed to be included therein by any other Persons (including Ordinary Shares to be sold for the account of the Company and/or any other holders of Ordinary Shares), allocated, in the case of this clause (ii), among such Persons in such manner as the Company may determine. If more than one Holder is participating in such Demand Registration or Underwritten Shelf Takedown and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the participating Holders on the basis of the number of Registrable Securities then owned by each such Holder in such offering.

-18- Section 5.4 Piggyback Registrations. (a) Whenever the Company proposes to register any Ordinary Shares under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (ii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more shareholders of the Company (other than the Holders of Registrable Securities) (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Securities of its intention to effect such a registration (but in no event less than ten (10) Business Days prior to the proposed date of filing of the applicable Registration Statement) and, subject to Sections 5.4(b) and 5.4(c), shall include in such Registration Statement and in any offering of Ordinary Shares to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Holder for the account of such Holder; provided that the Company has received a written request for inclusion therein from such Holder no later than five (5) Business Days after the date on which the Company has given notice of the Piggyback Registration to Holders. The Company may terminate or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion. If a Piggyback Registration is effected pursuant to a Registration Statement on Form F-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Holders of Registrable Securities shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering of Ordinary Shares pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above. (b) Priority on Primary Piggyback Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary Underwritten Offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Ordinary Shares proposed to be included in such offering, including all Registrable Securities and all other Ordinary Shares proposed to be included in such offering, exceeds the number of Ordinary Shares that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Ordinary Shares that the Company proposes to sell in such offering; and (ii) second, any Ordinary Shares proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering (including any Registrable Securities requested to be included therein by a Holder), allocated, in the case of this clause (ii), pro rata among such Persons on the basis of the number of Ordinary Shares then owned by each such Person in such offering, up to the number of Ordinary Shares, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering). (c) Priority on Secondary Piggyback Registrations. Subject to Section 5.4(d), if a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an Underwritten Offering on behalf of a holder of Ordinary Shares to whom the Company has a contractual

-19- obligation to facilitate such offering, other than a Holder of Registrable Securities, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Ordinary Shares proposed to be included in such offering, including all Registrable Securities and all other Ordinary Shares requested to be included in such offering, exceeds the number of Ordinary Shares which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Ordinary Shares that the Person demanding the offering pursuant to such contractual right proposes to sell in such offering; and (ii) second, any Ordinary Shares proposed to be sold for the account of the Company in such offering, any Registrable Securities requested to be included in such offering by a Holder and any Ordinary Shares proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of this clause (ii), pro rata among the Company, such Holders and such Persons on the basis of the number of Ordinary Shares initially proposed to be included by the Company, each such Holder and each such other Person in such offering, up to the number of Ordinary Shares, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering). (d) No Conflicting or More Favorable Rights. Until the 10% Fall-Away Date, the Company shall not grant any other Person (i) any registration rights that conflict with or are more favorable than the registration rights provided herein to the Holders or (ii) any piggyback registration rights that provide for a right to include in any registration or offering any Ordinary Shares or other equity securities of the Company other than after all Registrable Securities being sold by the Holders, in each case, unless otherwise agreed by the Company and the Holders holding two-thirds (2/3) of the Registrable Securities then outstanding. Until the termination of this Article V in accordance with its terms, the Company shall not grant any other Person any registration rights that are more favorable in the aggregate than the registration rights provided herein to the Holders. Without limiting the foregoing, if, after the date hereof, the Company grants to any such Person any type of registration rights, the Company shall cause such Person to comply with the restrictions under Section 5.5 as if such Person was a Holder hereunder. Section 5.5 Holdback Agreements. (a) Holders of Registrable Securities. Each Holder of Registrable Securities agrees that in connection with any registered Underwritten Offering of Ordinary Shares, such Holder shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than two (2) days prior to and ninety (90) days after the pricing of such offering), Transfer any Registrable Securities (subject to such exceptions as may be agreed by the managing underwriter(s) and the Holders). The foregoing provisions of this Section 5.5(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 5.4 of this Agreement and shall be applicable to the Holders of Registrable Securities only if, for so long as and to the extent that the Company is subject to the same restrictions. Each Holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably

-20- requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 5.5(a) and are necessary to give further effect thereto. (b) The Company. To the extent requested by the managing underwriter(s) for the applicable offering, the Company shall not effect any sale registered under the Securities Act or other public distribution of Ordinary Shares during the period commencing two (2) days prior to and ending ninety (90) days after the pricing of an Underwritten Offering by a Holder pursuant to Section 5.2 or Section 5.4 of this Agreement, other than a registration (i) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (ii) in connection with any employee benefit plans, dividend or distribution reinvestment or similar plan or (iii) such other reasonable and customary exceptions as may be agreed with the managing underwriter(s) for the applicable offering, and such restriction shall be applicable to the Company only for so long as and to the extent that the Holder is subject to the same restrictions. Section 5.6 Suspensions. (a) The Company shall be entitled to delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus (a “Suspension”) if the Company delivers a certificate to the requesting Holder signed by an executive officer of the Company that it has determined in good faith that (i) proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose any material non-public information that the Company would not otherwise be required to disclose at such time or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on the Company or on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction, in each case that, if consummated, would be material to the Company; provided, that the Company shall not be entitled to exercise a Suspension (A) more than twice during any twelve (12) month period or (B) for a period exceeding sixty (60) days on any one occasion. Each Holder who is notified by the Company of a Suspension pursuant to this Section 5.6(a) shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the Registration Statement or Prospectus may be resumed. If the Company delays or suspends a Demand Registration, the Holder that initiated such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Holder’s Demand Registrations set forth in Section 5.2(a). (b) In addition to the foregoing, in no event shall the Company be required to file any Registration Statement, Prospectus or amendments thereto, or undertake any Underwritten Offering during the quarterly blackout periods applicable to directors or officers of the Company. Such periods shall not constitute Suspension periods for purposes of the frequency limitations described above in Section 5.6(a).

-21- Section 5.7 Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its reasonable best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable and, pursuant thereto, the Company shall as expeditiously as possible and as applicable use reasonable best efforts to: (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) cause such Registration Statement to become effective as promptly as practicable; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company shall furnish to counsel to the Holders for such registration copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Holders, and give the Holders participating in such registration an opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process; (b) prepare and file with the Commission such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement; (c) furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder; (d) (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdiction(s) as any Holder participating in the registration or any managing underwriter reasonably requests and (ii) do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 5.7(d); (e) promptly notify each Holder participating in the registration and the managing underwriters of any Underwritten Offering: (i) each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

-22- (ii) of any oral or written comments by the Commission or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding such Holder; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; (f) notify each Holder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon becoming aware of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the Commission and furnish to such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; (g) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, promptly obtain the withdrawal or lifting of any such order or suspension; (h) not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the consent of such Holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by Law; provided, that (i) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (ii) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder (including with respect to any inaccuracy in any representations or warranties made by such Holder in any underwriting agreement) or of the occurrence of any event that would cause the Registration Statement or the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously

-23- furnished by such Holder such that such Registration Statement and Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made; (i) cause such Registrable Securities to be listed on each Relevant Exchange; (j) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such Registration Statement; (k) make available for inspection by any Holder participating in the registration, upon reasonable notice at reasonable times and for reasonable periods, any underwriter participating in any Underwritten Offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter for such purpose, all corporate documents, financial and other records relating to the Company and its business reasonably requested by such Holder or underwriter and customary for offerings of Ordinary Shares and make senior management of the Company and the Company’s independent accountants available for customary due diligence and drafting sessions; provided, that any Person gaining access to information or personnel of the Company pursuant to this Section 5.7(k) shall (i) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (ii) protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (A) is or becomes known to the public without a breach of this Agreement, (B) is or becomes available to such Person on a non-confidential basis from a source other than the Company (provided, that such other source is not known by such Person to be bound by a confidentiality obligation to the Company or is otherwise prohibited from disclosing the information to such Person), (C) is independently developed by such Person, (D) is required or reasonably requested to be disclosed by a deposition, interrogatory, request for information or documents by a Governmental Authority or Regulatory Agency, subpoena or similar process or (E) is otherwise required to be disclosed by law; provided, that in the case of clauses (D) and (E) of this Section 5.7(k), to the extent legally permissible, such Person shall provide the Company with prompt and prior notice of such processes or requirements and shall cooperate with the Company (at the Company’s expense) to the extent the Company may seek to limit such disclosure, including, if requested, taking all reasonable steps to resist or avoid any such processes or requirements referred to above; (l) otherwise comply with all applicable rules and regulations of the Commission, and make available to its shareholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least twelve (12) months beginning with the first (1st) day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files Forms 20-F, 10-K, 10-Q, 6-K and/or 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

-24- (m) in the case of an Underwritten Offering of Registrable Securities, promptly incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Holder participating in such Underwritten Offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such Underwritten Offering (and the Holders shall promptly supply any such information within their possession), and promptly make all required filings of such supplement or post-effective amendment; (n) in the case of an Underwritten Offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities; (o) in the case of an Underwritten Offering of Registrable Securities, (i) furnish to each Holder and each underwriter, if any, participating in an offering of Registrable Securities (A) all legal opinions of outside counsel to the Company required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to the Company in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in underwritten registered offerings; and (ii) (A) obtain all consents of independent public accountants required to be included in the Registration Statement and (B) furnish a “comfort letter” signed by the Company’s independent public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings; (p) in the case of an Underwritten Offering of Registrable Securities in which the expected aggregate gross proceeds from such offering are at least $75,000,000 (without regard to any underwriting discount or commission), make the chief executive officer or the chief financial officer of the Company available, to the extent reasonably requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such Underwritten Offering, including the participation of such member of senior management of the Company in an electronic or telephonic “road show” presentation (it being understood that unless otherwise agreed by the Company, participation of the chief executive officer and chief financial officer of the Company shall be limited to eight (8) hours); and (q) cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of Ordinary Shares and registered in such names as the Holders of the Registrable Securities may reasonably request for a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.7(f) or Section 5.7(g), such Holder shall use its best efforts to discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus and any other use of such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the

-25- Registration Statement or Prospectus may be resumed. If the Company gives any such notice in respect of a Demand Registration, the Holder shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Holder’s Demand Registrations set forth in Section 5.2. Section 5.8 Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering pursuant to this Agreement unless such Person (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Holder’s ownership of its Registrable Securities to be sold in such offering; (B) such Holder’s power and authority to effect such Transfer; and (C) such matters pertaining to such Holder’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent otherwise provided in Section 5.10 hereof. Section 5.9 Registration Expenses. (a) The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement in connection with the registration of Registrable Securities, including (i) all Commission, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky laws (including fees and disbursements of counsel for the Company in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred by the Company in connection with any “road show” for Underwritten Offerings,; (vi) all transfer agent’s and registrar’s fees; and (vii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from the preparation of any “comfort letters”) and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement (all such costs, fees and expenses, “Registration Expenses”). Each Holder shall pay the fees and expenses of any counsel engaged by such Holder and shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement. (b) The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any transaction that was to be effected pursuant to registrations under Section 5.1 and Section 5.2 of this Agreement and is subsequently withdrawn at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension) shall be borne by such Holder(s).

-26- Section 5.10 Indemnification; Contribution. (a) The Company shall, to the fullest extent permitted by Law, indemnify and hold harmless each Holder of Registrable Securities, its Affiliates and their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, shareholders employees, agents and each Person who is a Controlling Person of such Holder or any of the other foregoing indemnified Persons (each of the foregoing, an “Shareholder Indemnified Person”) against any losses, claims, actions, damages, liabilities and expenses, joint or several, to which such Shareholder Indemnified Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non- U.S. securities laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities, and the Company shall reimburse each Shareholder Indemnified Person for any legal or other expenses reasonably incurred by such Shareholder Indemnified Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided that, in the case of each of clauses (i), (ii) and (iii), the Company shall not be so liable in any such case to the extent that any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information prepared and furnished to the Company by or on behalf of such Shareholder Indemnified Person expressly for use therein. This indemnity shall be in addition to any liability the Company may otherwise have. (b) In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall, to the fullest extent permitted by Law, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and their respective directors and officers, employees, agents and any Person who is a Controlling Person of the Company or any of the other foregoing indemnified Persons (each of the foregoing, an “Company Indemnified Person”) against any losses, claims, actions, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Company Indemnified Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several, to which such Company Indemnified Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any

-27- Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of clauses (i) and (ii), solely to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein, and each such Holder shall reimburse each Company Indemnified Person for any legal or other expenses reasonably incurred by such Company Indemnified Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that the obligation to indemnify pursuant to this Section 5.10(b) shall not exceed an amount equal to the net proceeds (after deducting its portion of Selling Expenses) actually received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. This indemnity shall be in addition to any liability which each such Holder may otherwise have. (c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided, that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (A) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (B) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (C) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the indemnified party or to pursue the defense of such claim or action in a reasonably vigorous manner, (D) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest or (E) the indemnified party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or any other indemnified party which are different from or additional to those available to the indemnifying party. Subject to the proviso in the foregoing sentence, no indemnifying party shall, in connection with any one claim or action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees, costs and expenses of more than one firm of attorneys (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not have the right to settle a claim or action for which any indemnified party is entitled to indemnification hereunder without the consent of the indemnified party (not to

-28- be unreasonably withheld, conditioned or delayed), and the indemnifying party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to such claim or action unless such judgment or settlement does not impose any admission of wrongdoing or injunctive or equitable relief on any indemnified party and includes as an unconditional term thereof the giving by the claimant or plaintiff therein to such indemnified party, in form and substance reasonably satisfactory to such indemnified party, of a full and final release from all liability in respect of such claim or action. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed). (d) If the indemnification provided for in this Section 5.10 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, an indemnified party in respect of any loss, claim, action, damage, liability or expense referred to herein, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements, omissions or violations which resulted in such loss, claim, action, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other federal or state securities law or rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities was perpetrated by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or violation. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 5.10(d). In no event shall the amount which a Holder of Registrable Securities may be obligated to contribute pursuant to this Section 5.10(d) exceed an amount equal to the net proceeds (after deducting Selling Expenses) actually received by such Holder in the sale of Registrable Securities that gives rise to such obligation to contribute. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. (e) The provisions of this Section 5.10 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or Controlling Person of such indemnified party and shall survive the Transfer of any Registrable Securities by any Holder. Section 5.11 Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission

-29- that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to any Holder of Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act. Section 5.12 Termination of Registration Rights. The rights of a Holder to cause the Company to register securities under this Article V shall terminate on the Termination Date. ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.1 Representations and Warranties of the Company. The Company represents and warrants to the Shareholder that, as of the date hereof: (a) The Company is duly organized, validly existing and in good standing as a local company limited by shares under the Laws of Bermuda (for the purpose of this Section 6.1(a), "good standing" means that the Company has not failed to make any required filing with any Bermuda governmental authority or to pay any Bermuda governmental fee or tax that would make it liable to be struck off the register of companies and thereby cease to exist under the Laws of Bermuda). (b) The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the Shareholder, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. (c) None of the execution, delivery or performance of this Agreement by the Company nor the performance of its obligations hereunder will (i) violate any provision of the Company’s Organizational Documents, (ii) violate any Law applicable to the Company or any of its properties or assets or (iii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Purchaser under, any of the terms, conditions or provisions

-30- of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Purchaser is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clauses (ii) and (iii) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, would not reasonably be expected to impair in any material respect the ability of the Company to perform its obligations under this Agreement. (d) The Company is a “well-known seasoned issuer” (as defined in Rule 405 promulgated under the Securities Act) eligible to register the Registrable Securities for resale by the Shareholder on a registration statement on Form F-3 under the Securities Act. The Company is subject to the reporting requirements of the Exchange Act. Section 6.2 Representations and Warranties of the Shareholder. The Shareholder represents and warrants to the Company that, as of the date hereof: (a) The Shareholder is duly organized, validly existing and in good standing as a bank chartered under the Laws of Canada. (b) The Shareholder has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Shareholder of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action of the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to the Enforceability Exceptions. (c) None of the execution, delivery or performance of this Agreement by the Shareholder nor the performance of its obligations hereunder will (i) violate any provision of the Shareholder’s Organizational Documents, (ii) violate any Law applicable to the Shareholder or any of its properties or assets or (iii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Shareholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Purchaser is a party, or by which it or its properties or assets may be bound, except (in the case of clauses (ii) and (iii) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, would not reasonably be expected to impair in any material respect the ability of the Shareholder to perform its obligations under this Agreement.

-31- ARTICLE VII TAX MATTERS Section 7.1 Certain Canadian Tax Matters. Following the Closing Date and until the occurrence of the 10% Fall-Away Date (and, in respect of any taxable period (or portion thereof) ending on or prior to the 10% Fall-Away Date, following the occurrence of the 10% Fall-Away Date), the Company shall, and shall cause its Affiliates to, use commercially reasonable efforts to: (a) provide the Shareholder with such cooperation, assistance, documentation and information as the Shareholder may reasonably request in connection with the preparation of any Tax Return, the conduct of any Tax Proceeding, the making of any Tax election, and any other material Tax matters of the Shareholder or its Affiliates relating to the Company Entities and the Shareholder’s or its Affiliates’ investment therein, or as may otherwise be necessary to allow the Shareholder to determine the Canadian Tax treatment and consequences to Shareholder or its Affiliates of its investment in the Company (including, without limitation, the classification and status of the Company and the Ordinary Shares, the treatment of any dividends, distributions, proceeds, consideration or other amounts received by or payable to the Shareholder or its Affiliates with respect to the Ordinary Shares, the nature of the income generated by the Company Entities, and the impact of any transaction contemplated by any of the Company Entities, in each case for Canadian Tax purposes). Shareholder shall bear any reasonable out of pocket third party direct costs and expenses (including for any external advisors engaged by the Company Entities) reasonably incurred by the Company in providing the assistance, documentation, and information described in this Section 7.1(a). For the avoidance of doubt, the Shareholder is responsible for its own Tax reporting, and the Company makes no representations or warranties regarding the sufficiency of any assistance, documentation or information provided pursuant to this Section 7.1 to satisfy the Shareholder’s requirements. Documentation and information received by the Shareholder pursuant to this Section 7.1(a) shall be used solely in connection with the matters described in this Section 7.1(a) and will not be disclosed to any person for any other purposes; and (b) reasonably consult (within a reasonable period of time in advance) with the Shareholder and consider in good faith any comments or reasonable requests provided by the Shareholder with respect to any material restructuring or extraordinary transaction contemplated by any Company Entity (for greater certainty, whether a transaction constitutes an extraordinary transaction will be determined at the Company’s sole and absolute discretion, acting reasonably) provided that the Company Entities shall retain the sole and absolute discretion with respect to any actions and decisions regarding such restructuring or extraordinary transaction and nothing in this Section 7.1(b) shall interfere with the timing of any such restructuring or extraordinary transaction. In the event that the foregoing would result in the disclosure of any information which the Company reasonably considers to constitute material non-public information, the Company and the Shareholder Directors shall cooperate to identify the representatives of the Shareholder who shall receive such information and institute customary confidentiality screens and protections with respect to any such confidential or nonpublic information. Section 7.2 Tax Treatment. The Company and the Shareholder shall, and shall cause their respective Affiliates to, (i) treat the Share Purchase contemplated by the Purchase Agreement in accordance with its legal form for all Tax purposes, except as otherwise required by Law, and

-32- (ii) file all applicable Tax Returns on a basis consistent with the foregoing Tax treatment of the Share Purchase. ARTICLE VIII MISCELLANEOUS Section 8.1 Conflicting Agreements. Each party represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement. Section 8.2 Effectiveness. This Agreement shall become effective as of the Closing Date. Section 8.3 Ownership Information. For purposes of this Agreement, (i) all determinations of the amount of issued and outstanding Ordinary Shares shall be based on information set forth in the most recent quarterly or annual report, and any current report subsequent thereto, filed by the Company with the Commission, unless the Company shall have updated such information by delivery of written notice to the Holder, and (ii) any Ordinary Shares held in treasury or belonging to any Subsidiary of a Person which are not entitled to be voted or counted for purposes of determining the presence of a quorum at a meeting of shareholders shall be disregarded in calculating the number of issued and outstanding Ordinary Shares and the number of Ordinary Shares of any Person Beneficially Owned by any other Person as of any date. Section 8.4 Termination. Except as otherwise provided in this Agreement, this Agreement shall terminate immediately when the aggregate Ownership Percentage of the Shareholder and its Affiliates ceases to be at least five percent (5%) (the “Termination Date”). Neither the provisions of this Section 8.4 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Purchase Agreement shall relieve the Holder from any liability arising out of or in connection with a breach of this Agreement. Section 8.5 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment. Section 8.6 Extension; Waiver. At any time prior to the termination of this Agreement pursuant to Section 8.4, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

-33- Section 8.7 Expenses. Unless otherwise stated herein, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses. Section 8.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon transmission thereof (provided that no bounceback or similar “undeliverable” message is received by the sender), (b) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice: if to the Holder, to: [Crown] [●] Attn: [●] Telephone: [●] Email: [●] With a copy (which shall not constitute notice) to: Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attn: Richard K. Kim Brandon C. Price Email: [***] [***] and if to the Company, to: The Bank of N.T. Butterfield & Son Limited [●] Attn: [●] Email: [●] With a copy (which shall not constitute notice) to: Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Attn: Mitchell S. Eitel Email: [***]

-34- Section 8.9 Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to “Articles” or “Sections,” such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation.” References to “the date hereof” shall mean the date of this Agreement. Section 8.10 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Section 8.11 Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Section 8.12 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.12. Section 8.13 Governing Law; Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York, without regard to any applicable conflicts of law principles that would cause the application of any law other than the laws of the State of New York. (b) Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement exclusively in the United States

-35- District Court for the Southern District of New York or any New York State court sitting in New York City (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.13. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement. Each of the parties hereto agrees that a final judgment in any lawsuit, action or other proceeding arising out of or relating to this Agreement brought in the Chosen Courts shall be conclusive and binding upon each of the parties hereto and may be enforced in any other courts the jurisdiction of which each of the parties is or may be subject, by suit upon such judgment. Section 8.14 Assignment; Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except the Shareholder may transfer its rights hereunder in connection with any Transfer to an Affiliate Transferee. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. Section 8.15 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief. Section 8.16 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable. Section 8.17 Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument

-36- and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense. [Signature Pages Follow]

4937-1085-2254 v.13 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written. THE BANK OF N.T. BUTTERFIELD & SON LIMITED[ By: Name: Title: [CROWN] By: Name: Title:

Exhibit A Form of Counterpart [NAME OF TRANSFEREE] By: Name: Title: Address for Notices: [●] Attention: [●] Phone: [●] E-Mail: [●] with a copy (which shall not constitute notice) to: [●] Attention: [●] Phone: [●] E-Mail: [●]